UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2022

LOGIQ, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51815	46-5057897
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Broad Street, 16-079

New York, New York 10004

(Address of Principal Executive Offices)

(808) 829-1057

Registrant’s telephone number, including area code:

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed in that Current Report on Form 8-K filed by Logiq, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on December 16, 2021 (the “December 2021 8-K”), on December 15, 2021, the Company entered into various agreements with GoLogiq, Inc. (then known as Lovarra) (“GoLogiq”), a public reporting subsidiary of the Company, pursuant to which the Company agreed to transfer its AppLogiq business to GoLogiq in exchange for the assumption by GoLogiq of the liabilities of AppLogiq and the issuance of shares of GoLogiq to the Company (the “Separation”). In connection with the Separation, the Company agreed to distribute, on a pro rata basis, 100% of the shares of GoLogiq common stock received by the Company upon completion of the Separation to the Company’s shareholders of record as of the close of business on December 30, 2021 (the “Record Date”) (the “Distribution”), which Distribution was originally expected to occur on or about June 30, 2022.

As further disclosed in that Current Report on Form 8-K filed by the Company with the SEC on January 27, 2022 (together with the December 2021 8-K, the “Prior 8-Ks”), the Separation was completed and GoLogiq issued 26,350,756 shares of its common stock (collectively, the “GoLogiq Shares”) to the Company on January 27, 2022.

On July 27, 2022, the Company completed the previously announced Distribution, pursuant to which the Company distributed the GoLogiq Shares to the Company’s shareholders of record as of the Record Date on a 1-for-1 basis (i.e. for every 1 share of Logiq held on December 30, 2021, the holder thereof received 1 GoLogiq Share). No fractional shares were issued in the Distribution; instead, any fractional GoLogiq Shares that a shareholder would have otherwise been entitled to as a result of the Distribution were rounded down to the nearest whole share.

The GoLogiq Shares issued in the Distribution have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of by the holders thereof unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states, or an exemption from such registration is available. Due to GoLogiq’s former shell status, Rule 144 is not expected to be available to the Company’s shareholders for resale of the GoLogiq shares they receive in the Distribution until on or after April 12, 2023, which is one year from the date that all Form 10 information was filed by GoLogiq with the Securities and Exchange Commission.

The Distribution was made without the payment of any consideration or the exchange of any shares by the Company’s shareholders, and was structured to qualify as a tax-free distribution to Logiq’s shareholders for U.S. federal income tax purposes. Accordingly, the Company does not expect that its shareholders will incur any tax liability as a result of the Distribution, although no assurances can be provided. The Company encourages its shareholders to consult their own tax advisors with respect to the U.S. federal, state, local and non-U.S. tax consequences of their receipt of the GoLogiq Shares as a result of the Distribution.

As a result of the completed Distribution, GoLogiq is no longer a majority owned subsidiary of the Company, going forward the Company and GoLogiq will operate as two separate public companies with the Company operating its DataLogiq business and GoLogiq operating the AppLogiq business, and GoLogiq’s operating results will no longer be consolidated with the Company’s financial statements.

The information previously disclosed in the Prior 8-Ks regarding the Separation and Distribution, including the agreements relating thereto, is incorporated by reference into this Report.

Item 7.01 Regulation FD Disclosure

On July 27, 2022, the Company issued a press release announcing completion of the Distribution. A copy of that press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

Exhibit 99.1 contains forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed in these forward-looking statements.

The information set forth under Item 7.01 of this Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Report will not be deemed an admission as to the materiality of any information in this Report that is required to be disclosed solely by Regulation FD.

Item 9.01 Financial Statements and Exhibits

(b) Pro forma financial information.

The unaudited pro forma condensed consolidated financial information of the Company, reflecting completion of the Distribution, consisting of the unaudited pro forma condensed consolidated income statements for the three months ended March 31, 2022 and for the fiscal years ended December 31, 2021 and 2020 and the unaudited pro forma condensed consolidated balance sheets as of March 31, 2022, are attached to this Report as Exhibit 99.2 and incorporated herein by reference. The attached unaudited pro forma condensed consolidated financial information was derived from the Company’s historical consolidated financial statements and is presented to give effect to the Distribution.

(d) Exhibits.

The following documents are herewith filed or furnished as exhibits to this report:

Exhibit No.	Description

99.1	Press Release, dated July 27, 2022
99.2	Unaudited pro forma condensed consolidated financial information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOGIQ, INC.

Dated: July 27, 2022	By:	/s/ Brent Suen
Brent Suen
Chief Executive Officer and Executive Chairman